                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08071

                         LAZARD RETIREMENT SERIES, INC.
               (Exact name of Registrant as specified in charter)

                              30 Rockefeller Plaza
                            New York, New York 10112
               (Address of principal executive offices) (Zip code)

                              Nathan A. Paul, Esq.
                           Lazard Asset Management LLC
                              30 Rockefeller Center
                            New York, New York 10112
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 632-6000

Date of fiscal year end:   12/31

Date of reporting period:  6/30/2004

ITEM 1.  REPORTS TO SHAREHOLDERS.

Lazard
Retirement Series
Semi-Annual
Report

J U N E   3 0,   2 0 0 4

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2004; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Lazard Retirement Series, Inc.

Investment Overviews

A Message from Lazard

We are pleased to present the following semi-annual report of Lazard Retirement Series, Inc. for the period of January 1 to June 30, 2004.

Global stocks faded late in the first quarter, ending with modest gains. In the second quarter, global stocks fell early on before rebounding and ending roughly flat. The first six-months of the year saw concerns over inflation replace concerns about how deflation might affect the economy. Has the U.S. Federal Reserve kept interest rates low for too long? The second quarter saw a sell-off in the bond market that pushed short- and long-term interest rates above the Federal Funds rate, resulting in one of the most difficult quarters for bond investors in almost 25 years. After raising the Federal Funds rate by 0.25 percent on June 30 (the first increase in four years), the message has been that inflation is likely to remain tame.

In the first quarter, the slow rate of job creation in the United States (and its implications for the sustainability of consumer spending) weighed on stocks, as did heightened terrorism concerns in the wake of the Madrid train bombing. Certain trends that prevailed in 2003 persisted into the early part of 2004. This included the outperformance of small caps, emerging markets securities, and smaller, domestically focused Japanese stocks. In contrast, the larger, export-oriented Japanese companies were hurt by the potential for further U.S. dollar weakness and by the continued reduction in cross-shareholdings between banks and their customers. In the second quarter, Asian markets were weak after the strong rally in the first quarter, as concerns about the sustainability of growth in China weighed particularly heavily on this region. In contrast, the European and U.S. markets managed modest gains after lagging in the first quarter of the year. Lastly, the U.S. dollar, which had been weak against major world currencies in 2003, stabilized during the first quarter, with a mixed performance against major world currencies.

In this environment, long-term investors are understandably questioning the direction of the global markets. Will there be a return to fundamentals-based investing? The low quality rally of 2003 (in which the least profitable and most leveraged companies outperformed) subsided in the first quarter of 2004, although it was not a complete reversal. History shows that, at economic turning points, low quality companies attract investors. However, investor focus usually returns to fundamentals—companies that generate a sustainable return on their capital. In the second quarter of 2004, the global markets began to rotate back to these fundamentally solid, attractively priced companies as the prospect of a tighter monetary policy began to change investors’ risk tolerances.

This reversal was felt most strongly in the U.S. markets, but the trend may spread globally. In our view, the current equity markets may present unique buying opportunities for the disciplined investor.

Looking forward, the cyclical upward trend in interest rates is underway. We believe that the United States and the United Kingdom may lead the way in raising rates and, as a result, lead the shift to flatter yield curves. In other countries, particularly those in Europe, yield curves appear to have flattened prematurely, which provides opportunity in short/intermediate maturities. It is possible that the bear market in fixed income will return before year-end.

Regardless of market trends, we believe that building a portfolio of various asset and investment classes and maintaining a long-term focus is the best approach for investors who are seeking to reach their investment goals. We seek to invest in companies that have a proven ability to generate returns in a variety of economic environments. These financially productive businesses are expected to sustain their productivity regardless of economic cycles or macroeconomic issues within the countries where they are domiciled.

The following Investment Overviews for each Portfolio are intended to provide you with mid-year reviews about the current market environment and insights on the Portfolios and their recent performance.

Equity Markets Overview

During the first six months of 2004, the S&P 500® Index returned 3.44%, and stocks outside the United States, measured by the Morgan Stanley Capital International (MSCI®) World® Index, registered a 3.52% return.

Lazard Retirement Series, Inc.

Investment Overviews (continued)

The sharp rally that began in the fourth quarter of 2003 continued through much of the first quarter of 2004. Stocks faded late in the quarter, and ended with modest gains. Certain trends that prevailed in 2003 reversed during the quarter, with technology, deep cyclicals and the more speculative areas of the market lagging after dominating last year. Regionally, returns were fairly consistent during the first two months of the quarter. In March, however, Japanese stocks surged while European stocks fell, leaving the Japanese equity market well ahead for the first quarter.

In April, global stocks fell based on concerns regarding rising inflation and tightening monetary policy in the United States, but rebounded in June, resulting in the second quarter increase of 0.9% in the MSCI World Index. Stronger economic data and signs of resurgence in inflation led investors to expect that the U.S. Federal Reserve would raise interest rates sooner than anticipated—and it did so on June 30. This belief triggered a reduction in investors’ risk tolerance, particularly in the United States, since the very easy monetary policy that was in place during 2003 enabled last year’s low quality rally.

From a sector perspective, defensive groups continued to outperform after lagging dramatically in 2003. Energy was by far the best performer during the second quarter, as crude oil prices reached their highest levels in over a decade based on concerns about the potential for supply disruptions while inventories are low. Health care and consumer staples also outperformed during the second quarter. Conversely, technology and materials lagged, along with financials, which were hurt by the prospect of higher interest rates.

While Eastern European equities dramatically outshone their regional counterparts during the first few months of 2004, they generally fared poorly during the second quarter. Both the Turkish and Russian markets dropped by over 20%, hurt by the European Union’s Cyprus vote in the former and the ongoing Yukos saga in the latter. Both markets had been strong performers before the correction. Despite a stable rand, South African shares ended weaker. However, several markets performed well, including Hungary and Israel. While Latin American companies did well during the first quarter, they were largely down in May and June—apart from Venezuela, which benefited from high crude oil prices and an election recall against the unorthodox President Hugo Chavez. The largest declines occurred in commodity-rich countries such as Peru, Brazil and Argentina.

As we mentioned earlier, the higher return-on-equity and lower valuation companies tend to deliver superior returns to investors over other strategies in the long-term. As this current cycle matures and interest rates look likely to rise, the focus should return to financially productive businesses.

Lazard Retirement Equity Portfolio

Lazard Retirement Equity Portfolio posted a total return of 4.14%, as compared with the 3.44% return of the S&P 500 Index for the six months ended June 30, 2004.

During the first quarter of 2004, the Portfolio benefited from an overweight position in the finance sector, as well as from stock selection in this group. Bank One shares rose on news of its merger with JPMorgan Chase. In addition, stock selection in consumer discretionary helped performance, as Target’s shares rose after the company announced that it may sell its Mervyn’s and Marshall Field’s department stores. Conversely, the Portfolio’s performance was hurt by stock selection in the producer-manufacturing sector, where defense-oriented names like Lockheed Martin and United Technologies were negatively affected due to concerns over declining defense budgets and program cancellations.

Stock selection in health care benefited the Portfolio in the second quarter, as Johnson & Johnson reported solid results, beating analysts’ expectations. Importantly, the company also raised its 2004 earnings guidance as cost cutting measures are progressing well. Finance was mixed, as the Portfolio benefited from strong stock selection in banking, with stocks such as SouthTrust performing well after news that Wachovia Corp. would acquire it at a premium. Conversely, capital markets-related financials, particularly Citigroup and Morgan Stanley, detracted from returns due to industry concerns that fixed income revenues have likely peaked, and that M&A activity has yet to make a considerable rebound. Stock selection in util-

Lazard Retirement Series, Inc.

Investment Overviews (continued)

ities hurt the Portfolio, as shares of Entergy fell due to rising interest rate concerns and news that the company expected to sell two of its joint venture interests. Although the sales may dilute earnings, in the near-term, we believe that the company may reinvest these proceeds effectively and that Entergy may continue to produce solid returns.

Lazard Retirement Small Cap Portfolio

Lazard Retirement Small Cap Portfolio posted a total return of 5.85%, as compared with the 6.76% return of the Russell 2000® Index for the six months ended June 30, 2004.

During the first quarter of 2004, the Portfolio benefited from stock selection in the producer-manufacturing sector, where Toro reported first quarter earnings that exceeded consensus estimates by a wide margin. The results were driven by better sales of snow blowers, an improvement in early lawn-care equipment orders, and continued benefits from the company’s long-term strategic profit improvement efforts. Conversely, stock selection in the consumer discretionary and energy sectors negatively impacted performance. Forest Oil continues to reshape its portfolio of energy and production assets under the guidance of former Apache Corp. veteran, Craig Clark. The stock price suffered during the quarter as it wrote off substantially more reserves relative to street consensus, primarily due to disappointing production results from its Alaskan properties.

During the second quarter, the Portfolio benefited from stock selection in health care, as Beverly Enterprises, one of the leading providers of nursing home services for the elderly, announced better-than-expected results due to the ongoing restructuring of its operations. The Portfolio also benefited from positions in the consumer discretionary and producer manufacturing sectors. Conversely, the Portfolio was again hurt by stock selection in the energy sector, where our largest holding, Key Energy, continued to delay reporting results, which it owed in connection with an internal investigation regarding proper accounting procedures. We believe that the accounting issues will likely be inconsequential, and industry conditions remain positive for all of its operating divisions. We added to our position on weakness.

Lazard Retirement International Equity Portfolio

Lazard Retirement International Equity Portfolio posted a total return of 0.77%, as compared with the 4.56% return of the MSCI Europe, Australasia and Far East (EAFE®) Index for the six months ended June 30, 2004.

In the first quarter of 2004, the Portfolio benefited from stock selection in the technology sector. Nokia shares rose after the company pre-announced strong fourth quarter numbers and Canon contributed to the Portfolio because of its strong products in high-growth segments of its market, including digital cameras. Conversely, the Portfolio was hurt by stock selection in the industrials sector. Sandvik reported fourth quarter results that were hurt by an unfavorable foreign currency effect. Stock selection in the consumer staples sector also proved to be a negative. Shares of Carrefour fell after the company reported its fourth quarter sales, and as a result of concerns regarding lackluster consumer spending in France. However, new sales initiatives and first quarter price reductions ought to stimulate revenue.

During the second quarter, the Portfolio benefited from stock selection in health care as GlaxoSmith-Kline reported first quarter numbers that beat consensus estimates. Conversely, stock selection in the technology sector detracted from performance. Nokia shares fell after the company’s earnings release indicated that it had lost market share in mid-priced handsets in Europe. While the news was disappointing, Nokia’s dominant global market share and industry-leading profit margin puts the company in a strong position to defend its market share through price reductions and the introduction of new models. Stock selection in telecommunications also hurt performance. NTT DoCoMo shares declined after the company announced that operating profits and sales might fall this year due to increased competition in Japan. However, the company aims to cut handset prices and lower retailers’ commissions in response to this forecast.

Lazard Retirement Emerging Markets Portfolio

Lazard Retirement Emerging Markets Portfolio posted a total return of (0.93)%, as compared with the

Lazard Retirement Series, Inc.

Investment Overviews (concluded)

(0.97)% return of the MSCI Emerging Markets (EM®) Index for the six months ended June 30, 2004.

Emerging markets equities continued to perform well in the first quarter of 2004, with the MSCI EM Index climbing by more than 9.5%. Eastern Euro-pean shares witnessed impressive performance in Russian, Hungarian and Czech stocks. In both Asia and Latin America, the results were decent, although somewhat less dramatic. South Korea (despite presidential impeachment proceedings), Malaysia, Colombia, Venezuela and Mexico were strong. Some important markets, including Brazil, India, Thailand and China, exhibited profit taking. The Brazilian market was affected by a scandal and the announcement of a merger that appears to treat minority shareholders poorly. By sector, information technology and energy outperformed while utilities, consumer staples and materials underperformed.

Emerging markets equities experienced significant profit-taking in the second quarter, in response to warnings by U.S. Federal Reserve Chairman, Alan Greenspan, over the likelihood of a new, somewhat inflationary, environment and the probability of a rise in interest rates. Moreover, Chinese authorities announced measures aimed at curbing excessive investment, which had the effect of increasing investors’ perception of risk. After having risen almost 10% in the first quarter, the MSCI EM Index fell by more than 10% in the second quarter. All regional markets experienced sizeable corrections, the largest ones occurring in Eastern Europe and Asia. Economically sensitive sectors, such as energy, materials, consumer discretionary, and information technology, fared poorly. Defensive sectors, such as health care and consumer staples, performed relatively well. The U.S. dollar also rallied strongly after a sustained period of weakness.

During the first half of 2004, the Portfolio’s top contributors to relative performance were: ABSA Group Ltd. (South Africa), due to earnings growth through strong revenue growth in retail lending, increasing asset quality, and a tighter control of costs; SK Telecom (South Korea), due to improved corporate governance and expanded refining margins in its core refining and marketing business; and America Telecom SA de CV (Mexico), which continued to exceed expectations in terms of mobile telephony subscriber growth, revenue per subscriber, and profitability. The Portfolio’s top detractors from relative performance were: Kookmin Bank (Korea), due to the continued weak domestic economy; PTT (Thailand), whose shares, after a 300+% stock price appreciation in 2003, have declined over concerns about the continued strength of the local Thai economy and sentiment over the slowdown in China; and Reliance Industries (India), due to the surprise election victory in India and, as the country’s largest refiner, the negative impact of the government’s decision to reduce import tariffs and excise duties for petroleum products in an attempt to offset rising oil prices. By sector, an overweight position in telecommunications had the most positive impact on the Portfolio, while an underweight position in industrials negatively impacted the Portfolio the most. After being cautious during the first quarter of this year, we are significantly more positive in our outlook for emerging markets equities.

Notes to Investment Overviews:

All returns are for the period ended June 30, 2004 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

Past performance is not indicative, nor a guarantee, of future results.

Lazard Retirement Series, Inc.

Performance Overviews

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Equity Portfolio
and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement Equity Portfolio	18.15%	(0.67)%	2.93%
S&P 500 Index	19.10	(2.21)	2.27

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Small Cap Portfolio
and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement Small Cap Portfolio	29.97%	10.00%	8.51%
Russell 2000 Index	33.37	6.63	5.83

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The Portfolio’s inception date was November 4, 1997.
7

Lazard Retirement Series, Inc.

Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement International Equity Portfolio
and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement International Equity Portfolio	19.90%	(1.75)%	1.36%
MSCI EAFE Index	32.37	0.06	3.46

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in Lazard Retirement Emerging Markets Portfolio
and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2004
	One	Five	Since
	Year	Years	Inception**

Retirement Emerging Markets Portfolio	34.46%	3.73%	1.98%
MSCI EM Index	33.15	3.01	1.98

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

**	The Portfolio’s inception date was November 4, 1997.
9

Lazard Retirement Series, Inc.

Portfolios of Investments
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—94.4%
Aerospace & Defense—2.8%
Lockheed Martin Corp.	1,500	$78,120
United Technologies Corp.	550	50,314

		128,434

Airlines—0.9%
Southwest Airlines Co.	2,500	41,925

Apparel & Textiles—1.8%
NIKE, Inc., Class B	600	45,450
Polo Ralph Lauren Corp.	700	24,115
Reebok International, Ltd.	400	14,392

		83,957

Banking—12.6%
Bank of America Corp.	1,200	101,544
Bank One Corp.	2,200	112,200
City National Corp.	400	26,280
Golden West Financial Corp.	400	42,540
M&T Bank Corp.	550	48,015
North Fork Bancorporation, Inc.	1,000	38,050
Northern Trust Corp.	1,000	42,280
SouthTrust Corp.	650	25,227
SunTrust Banks, Inc.	850	55,241
U.S. Bancorp	800	22,048
Wells Fargo & Co.	1,100	62,953

		576,378

Business Services & Supplies—5.0%
Accenture, Ltd., Class A (a)	1,700	46,716
ARAMARK Corp., Class B	1,500	43,140
Automatic Data Processing, Inc.	1,100	46,068
First Data Corp.	900	40,068
IAC/InterActiveCorp. (a)	1,000	30,140
Pitney Bowes, Inc.	500	22,125

		228,257

Cable & Broadcasting—1.3%
Comcast Corp., Class A (a)	2,100	57,981

Chemicals—2.3%
Du Pont (E.I.) de Nemours & Co.	1,150	51,083
Praxair, Inc.	1,300	51,883

		102,966

Computer Software—3.0%
Microsoft Corp.	3,100	88,536
Oracle Corp. (a)	4,050	48,317

		136,853

Computers & Business Equipment—3.5%
Cisco Systems, Inc. (a)	1,800	42,660
Hewlett-Packard Co.	2,400	50,640
International Business Machines Corp.	775	68,316

		161,616

Consumer Products—0.2%
Altria Group, Inc.	200	10,010

Containers—1.9%
Pactiv Corp. (a)	1,400	34,916
Sealed Air Corp. (a)	1,000	53,270

		88,186

Cosmetics & Toiletries—0.5%
Colgate-Palmolive Co.	400	23,380

Diversified—4.1%
3M Co.	375	33,754
Emerson Electric Co.	900	57,195
General Electric Co	3,000	97,200

		188,149

Drugs & Health Care—4.2%
Amgen, Inc. (a)	500	27,285
Anthem, Inc. (a)	375	33,585
Medco Health Solutions, Inc. (a)	1,100	41,250
Pfizer, Inc.	2,050	70,274
Wyeth	550	19,888

		192,282

Environmental—1.2%
Republic Services, Inc.	1,800	52,092

Financial Services—7.3%
American Express Co.	1,600	82,208
Citigroup, Inc.	2,700	125,550
Lehman Brothers Holdings, Inc.	450	33,862
Merrill Lynch & Co., Inc.	700	37,786
Morgan Stanley	1,000	52,770

		332,176

Food & Beverages—6.5%
General Mills, Inc.	1,000	47,530
H.J. Heinz Co.	1,050	41,160
PepsiCo, Inc.	675	36,369
Sara Lee Corp.	1,700	39,083
The Coca-Cola Co.	1,300	65,624
The Kroger Co. (a)	2,100	38,220
The Pepsi Bottling Group, Inc.	900	27,486

		295,472

Forest & Paper Products—0.6%
International Paper Co.	600	26,820

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Insurance—5.6%
American International Group, Inc.	1,100	$78,408
Assurant, Inc.	900	23,742
Berkshire Hathaway, Inc., Class B (a)	16	47,280
Jefferson-Pilot Corp.	800	40,640
MetLife, Inc.	650	23,302
The Hartford Financial Services
Group, Inc.	300	20,622
XL Capital, Ltd., Class A	300	22,638

		256,632

Leisure & Entertainment—0.7%
Mattel, Inc.	1,800	32,850

Medical Products & Services—2.7%
Baxter International, Inc.	600	20,706
Johnson & Johnson	1,200	66,840
MedImmune, Inc. (a)	1,600	37,440

		124,986

Metals & Mining—1.2%
Alcoa, Inc.	1,700	56,151

Multimedia—2.6%
Clear Channel Communications, Inc.	600	22,170
Time Warner, Inc. (a)	2,800	49,224
Viacom, Inc., Class B	1,300	46,436

		117,830

Oil & Gas—8.3%
Burlington Resources, Inc.	1,200	43,416
ChevronTexaco Corp.	550	51,760
ConocoPhillips	700	53,403
Exxon Mobil Corp.	3,200	142,112
GlobalSantaFe Corp.	1,100	29,150
Schlumberger, Ltd.	400	25,404
Unocal Corp.	950	36,100

		381,345

Restaurants—0.5%
Yum! Brands, Inc. (a)	650	24,193

Retail—3.3%
Kohl’s Corp. (a)	500	21,140
Sears, Roebuck & Co.	400	15,104
Target Corp.	800	33,976
The Home Depot, Inc.	2,300	80,960

		151,180

Semiconductors & Components—2.0%
Intel Corp.	1,500	41,400
Novellus Systems, Inc. (a)	1,100	34,584
Texas Instruments, Inc.	700	16,926

		92,910

Telecommunications—3.6%
BellSouth Corp.	2,100	55,062
Motorola, Inc.	1,400	25,550
Verizon Communications, Inc.	2,350	85,047

		165,659

Transportation—0.5%
Union Pacific Corp.	400	23,780

Utilities—3.7%
Ameren Corp.	700	30,072
Duke Energy Corp.	600	12,174
Entergy Corp.	700	39,207
KeySpan Corp.	1,150	42,205
The Southern Co.	1,550	45,183

		168,841

Total Common Stocks
(Identified cost $3,758,356)		4,323,291

Preferred Stock—2.7%
Multimedia—2.7%
The News Corp., Ltd.
Sponsored ADR
(Identified cost $97,518)	3,700	121,656

	Principal
	Amount
	(000)

Repurchase Agreement—3.2%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$155,000 United States Treasury
Bill, 1.20%, 10/14/04, with a
value of $154,366)
(Identified cost $148,000)	$ 148	148,000

Total Investments
(Identified cost $4,003,874) (b)	100.3%	$4,592,947
Liabilities in Excess of Cash and
Other Assets	(0.3)	(15,464)

Net Assets	100.0%	$4,577,483

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—97.8%
Aerospace & Defense—1.6%
DRS Technologies, Inc. (a)	45,400	$1,448,260

Agriculture—0.8%
Delta & Pine Land Co.	33,900	744,105

Apparel & Textiles—4.5%
K-Swiss, Inc., Class A	41,100	830,631
Kellwood Co.	26,100	1,136,655
The Gymboree Corp. (a)	51,400	789,504
The Timberland Co., Class A (a)	14,100	910,719
The Warnaco Group, Inc. (a)	16,800	357,336

		4,024,845

Banking—6.9%
First Community Bancorp	13,200	507,408
First Midwest Bancorp, Inc	27,900	982,359
First Republic Bank	11,700	504,036
Hudson United Bancorp	10,700	398,896
Sterling Bancshares, Inc.	74,000	1,050,060
Texas Regional Bancshares, Inc.,
Class A	5,000	229,550
Umpqua Holdings Corp.	8,900	186,811
United Bankshares, Inc.	24,400	793,000
W Holding Co., Inc.	35,857	615,665
Westamerica Bancorporation	16,100	844,445

		6,112,230

Building & Construction—2.1%
Chicago Bridge & Iron Co. NV,
NY Shares	31,500	877,275
The Shaw Group, Inc. (a)	96,000	972,480

		1,849,755

Business Services & Supplies—8.8%
ADVO, Inc.	29,900	984,308
Arbitron, Inc. (a)	22,100	807,092
BearingPoint, Inc. (a)	104,600	927,802
Herman Miller, Inc.	24,400	706,136
MPS Group, Inc. (a)	79,400	962,328
PEC Solutions, Inc. (a)	24,200	288,706
ProQuest Co. (a)	35,400	964,650
Tetra Tech, Inc. (a)	40,400	659,328
The BISYS Group, Inc. (a)	50,400	708,624
Watson Wyatt & Co. Holdings	27,500	732,875

		7,741,849

Chemicals—3.9%
Ferro Corp.	31,100	829,748
Olin Corp.	55,800	983,196
PolyOne Corp. (a)	89,400	665,136
Spartech Corp.	39,100	1,014,254

		3,492,334

Computer Software—4.6%
Avocent Corp. (a)	25,800	947,892
Extreme Networks, Inc. (a)	92,100	508,392
Hyperion Solutions Corp. (a)	10,900	476,548
Mentor Graphics Corp. (a)	35,600	550,732
Take-Two Interactive Software, Inc. (a)	28,400	870,176
Verity, Inc. (a)	53,600	724,136

		4,077,876

Computers & Business Equipment—1.5%
Advanced Digital Information Corp. (a)	74,500	722,650
Mercury Computer Systems, Inc. (a)	22,800	565,440

		1,288,090

Consumer Products—1.0%
The Scotts Co., Class A (a)	10,700	683,516
The Toro Co.	3,500	245,245

		928,761

Diversified—1.0%
The Liberty Corp.	19,000	892,050

Drugs & Health Care—7.2%
Able Laboratories, Inc. (a)	48,200	990,992
Beverly Enterprises, Inc. (a)	143,600	1,234,960
Kindred Healthcare, Inc. (a)	34,000	895,900
LifePoint Hospitals, Inc. (a)	22,000	818,840
MIM Corp. (a)	85,800	746,460
Odyssey Healthcare, Inc. (a)	7,000	131,740
Par Pharmaceutical Cos., Inc. (a)	13,100	461,251
Select Medical Corp.	69,500	932,690
WellCare Health Plans, Inc.	7,500	127,865

		6,340,698

Education—1.8%
Leapfrog Enterprises, Inc. (a)	49,100	976,599
Learning Tree International, Inc. (a)	40,200	583,302

		1,559,901

Electrical Equipment—1.7%
Coherent, Inc. (a)	23,500	701,475
GrafTech International, Ltd. (a)	77,800	813,788

		1,515,263

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (continued)
Electronics—1.9%
Electro Scientific Industries, Inc. (a)	33,600	$951,216
Metrologic Instruments, Inc. (a)	34,400	685,936

		1,637,152

Environmental—1.3%
Waste Connections, Inc. (a)	37,950	1,125,597

Financial Services—5.1%
eSPEED, Inc., Class A (a)	58,700	1,036,055
Financial Federal Corp. (a)	14,000	493,640
IndyMac Bancorp, Inc.	14,000	442,400
Knight Trading Group, Inc., Class A (a)	97,900	980,958
MAF Bancorp, Inc.	19,900	849,332
The South Financial Group, Inc.	24,800	702,832

		4,505,217

Food & Beverages—0.6%
The Robert Mondavi Corp., Class A (a)	14,200	525,684

Forest & Paper Products—1.1%
Caraustar Industries, Inc. (a)	17,900	252,569
Packaging Corp. of America	31,600	755,240

		1,007,809

Household Products & Home
Furnishings—1.2%
Cost Plus, Inc. (a)	18,900	613,305
Tempur-Pedic International, Inc. (a)	34,300	480,543

		1,093,848

Industrial & Machinery—1.6%
Nordson Corp.	13,400	581,158
Roper Industries, Inc.	14,400	819,360
Tecumseh Products Co., Class A	1,300	53,547

		1,454,065

Insurance—3.4%
Arch Capital Group, Ltd. (a)	27,400	1,092,712
Assured Guaranty, Ltd. (a)	49,200	833,940
Max Re Capital, Ltd.	20,200	393,496
Reinsurance Group of America, Inc.	15,900	646,335

		2,966,483

Leisure & Entertainment—1.9%
Alliance Gaming Corp. (a)	63,600	1,091,376
AMC Entertainment, Inc. (a)	38,600	593,282

		1,684,658

Medical Products & Services—4.5%
DJ Orthopedics, Inc. (a)	38,600	887,800
INAMED Corp. (a)	15,150	952,177
Inveresk Research Group, Inc. (a)	28,300	872,772
PSS World Medical, Inc. (a)	59,500	666,400
Varian, Inc. (a)	13,400	564,810

		3,943,959

Oil & Gas—7.7%
Cal Dive International, Inc. (a)	15,600	472,992
Denbury Resources, Inc. (a)	37,700	789,815
Forest Oil Corp. (a)	23,400	639,288
Grey Wolf, Inc. (a)	127,900	542,296
Key Energy Services, Inc. (a)	144,800	1,366,912
Kinder Morgan Management, LLC (a)	20,733	762,352
Maverick Tube Corp. (a)	31,500	827,190
Newfield Exploration Co. (a)	11,800	657,732
The Houston Exploration Co. (a)	14,200	736,128

		6,794,705

Printing & Publishing—2.1%
Journal Register Co. (a)	35,268	705,360
Pulitzer, Inc.	7,400	361,860
R. H. Donnelley Corp. (a)	18,300	800,442

		1,867,662

Real Estate—3.2%
Alexandria Real Estate Equities, Inc.	5,500	312,290
CarrAmerica Realty Corp.	25,100	758,773
Maguire Properties, Inc.	41,200	1,020,524
The Mills Corp.	14,900	695,830

		2,787,417

Restaurants—0.9%
Jack in the Box, Inc. (a)	1,200	35,640
Sonic Corp. (a)	32,850	747,338

		782,978

Semiconductors & Components—6.8%
AMIS Holdings, Inc.	53,300	901,836
Credence Systems Corp. (a)	77,900	1,075,020
Emulex Corp. (a)	28,500	407,835
Exar Corp. (a)	56,200	823,892
Microsemi Corp. (a)	58,900	836,969
OmniVision Technologies, Inc. (a)	45,600	727,320
Semtech Corp. (a)	19,100	449,614
Zoran Corp. (a)	44,100	809,235

		6,031,721

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Telecommunications—2.2%
C-COR.net Corp. (a)	99,200	$1,020,768
CommScope, Inc. (a)	41,600	892,320

		1,913,088

Transportation—2.6%
AirTran Holdings, Inc. (a)	58,700	830,018
Forward Air Corp. (a)	13,200	493,680
Swift Transportation Co., Inc. (a)	55,200	990,840

		2,314,538

Utilities—2.3%
AGL Resources, Inc.	31,000	900,550
Cleco Corp.	39,400	708,412
New Jersey Resources Corp.	11,300	469,854

		2,078,816

Total Common Stocks
(Identified cost $77,724,073)		86,531,414

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—2.8%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$2,555,000 United States Treasury
Note, 4.375%, 08/15/12, with a
value of $2,574,163)
(Identified cost $2,521,000)	$2,521	$2,521,000

Total Investments
(Identified cost $80,245,073) (b)	100.6%	$89,052,414
Liabilities in Excess of Cash and
Other Assets	(0.6)	(572,621)

Net Assets	100.0%	$88,479,793

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—96.6%
Finland—4.4%
Nokia Oyj	384,600	$5,549,574
Stora Enso Oyj, R Shares	133,900	1,816,441

Total Finland		7,366,015

France—11.3%
Aventis SA	38,500	2,906,486
BNP Paribas SA	26,110	1,605,808
Carrefour SA	46,500	2,256,180
Credit Agricole SA	145,100	3,530,719
Lagardere SCA	37,530	2,344,686
Sanofi-Synthelabo SA	25,700	1,629,058
Total SA	23,093	4,402,659

Total France		18,675,596

Germany—9.2%
BASF AG	49,400	2,643,910
Deutsche Telekom AG (a)	96,000	1,686,569
E.ON AG	47,000	3,390,926
Muenchener Rueckver AG	33,800	3,664,039
Schering AG	33,500	1,973,899
Siemens AG	25,700	1,848,246

Total Germany		15,207,589

Hong Kong—1.0%
CLP Holdings, Ltd.	313,500	1,716,256

Ireland—4.3%
Allied Irish Banks PLC	132,536	2,047,874
Bank of Ireland	208,100	2,779,970
CRH PLC	107,347	2,267,281

Total Ireland		7,095,125

Italy—2.7%
Eni SpA	192,175	3,815,775
Terna SpA	309,500	670,265

Total Italy		4,486,040

Japan—16.3%
ACOM Co., Ltd.	22,060	1,433,399
Canon, Inc. Sponsored ADR	31,400	1,676,760
East Japan Railway Co.	314	1,761,151
Fanuc, Ltd.	36,400	2,171,690
Mitsubishi Estate Co., Ltd.	169,000	2,097,108
NEC Electronics Corp.	26,000	1,596,481
Nissan Motor Co., Ltd.	320,000	3,557,348
Nomura Holdings, Inc.	209,000	3,093,388
NTT DoCoMo, Inc.	825	1,474,362
Shin-Etsu Chemical Co., Ltd.	39,800	1,422,536
Takeda Pharmaceutical Co., Ltd.	70,000	3,072,905
The Sumitomo Trust and
Banking Co., Ltd.	250,000	1,780,232
Tokyo Gas Co., Ltd.	544,000	1,929,414

Total Japan		27,066,774

Netherlands—9.9%
Akzo Nobel NV	44,800	1,647,714
Heineken NV	57,663	1,894,905
Koninklijke (Royal) KPN NV	317,700	2,419,676
Koninklijke (Royal) Philips
Electronics NV	147,050	3,959,243
Royal Dutch Petroleum Co.	125,600	6,445,579

Total Netherlands		16,367,117

Norway—1.0%
DnB NOR ASA	100,300	684,439
Statoil ASA	80,200	1,018,192

Total Norway		1,702,631

Singapore—1.2%
Oversea-Chinese Banking Corp., Ltd.	276,050	1,939,217

Spain—1.9%
Altadis SA	82,500	2,549,490
Antena 3 de Television SA (a)	9,800	518,658

Total Spain		3,068,148

Switzerland—6.2%
Compagnie Financiere Richemont AG,
A Shares	62,000	1,618,812
Credit Suisse Group (a)	114,770	4,077,982
Swiss Re	45,100	2,929,484
UBS AG	23,200	1,634,781

Total Switzerland		10,261,059

United Kingdom—27.2%
Barclays PLC	483,000	4,114,636
BP PLC	274,420	2,423,607
Cadbury Schweppes PLC	190,740	1,645,652
Diageo PLC	209,075	2,819,036
GlaxoSmithKline PLC	287,100	5,810,518
HSBC Holdings PLC	389,786	5,796,390
Imperial Tobacco Group PLC	56,280	1,212,517
Kesa Electricals PLC	171,420	899,192
Prudential PLC	304,000	2,615,937
Rentokil Initial PLC	478,600	1,254,175
Rio Tinto PLC	108,000	2,597,077
Royal Bank of Scotland Group PLC	161,500	4,650,937
Smiths Group PLC	64,100	867,771
Unilever PLC	208,000	2,040,695
Vodafone Group PLC	2,928,000	6,411,737

Total United Kingdom		45,159,877

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement International Equity Portfolio
(concluded)
Total Common Stocks
(Identified cost $148,496,891)		$160,111,444

Preferred Stock—0.6%
Germany—0.6%
Porsche AG
(Identified cost $742,931)	1,480	990,443

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—3.8%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$6,350,000 United States Treasury
Note, 4.375%, 08/15/12, with a
value of $6,397,625)
(Identified cost $6,268,000)	$6,268	$6,268,000

Total Investments
(Identified cost $155,507,822) (b)	101.0%	$167,369,887
Liabilities in Excess of Cash and
Other Assets	(1.0)	(1,584,208)

Net Assets	100.0%	$165,785,679

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—90.5%
Argentina—0.9%
Tenaris SA ADR	5,144	$168,466

Brazil—8.3%
Brasil Telecom Participacoes SA ADR	4,100	125,870
Companhia de Concessoes Rodoviarias	20,900	239,503
Companhia Vale do Rio Doce ADR	8,100	385,155
Empresa Brasileira de Aeronautica SA
ADR	9,300	265,887
Petroleo Brasileiro SA ADR	10,600	297,542
Souza Cruz SA	20,800	198,127

Total Brazil		1,512,084

Chile—1.6%
Administradora de Fondos de Pensiones
Provida SA Sponsored ADR	11,360	287,862

China—0.9%
People's Food Holdings, Ltd.	43,000	28,210
Sinotrans, Ltd.	363,000	130,311

Total China		158,521

Croatia—1.1%
Pliva d.d. GDR (c)	13,400	197,598

Egypt—2.6%
Commercial International Bank	85,100	319,918
MobiNil	11,778	141,756
Orascom Construction Industries	911	13,524

Total Egypt		475,198

Hong Kong—3.1%
China Mobile (Hong Kong), Ltd.
Sponsored ADR	16,220	245,895
CNOOC, Ltd. ADR	6,400	273,600
Texwinca Holdings, Ltd.	64,000	50,463

Total Hong Kong		569,958

Hungary—4.1%
Gedeon Richter Rt.	3,850	386,645
MOL Magyar Olaj-es Gazipari Rt.	8,800	350,302

Total Hungary		736,947

India—7.7%
Hero Honda Motors, Ltd.	14,900	164,475
Hindalco Industries, Ltd. GDR (c)	10,800	235,980
Hindustan Lever, Ltd.	59,100	163,642
Reliance Industries, Ltd.	29,700	277,523
Satyam Computer Services, Ltd.	37,000	245,822
State Bank of India	34,000	318,479

Total India		1,405,921

Indonesia—3.7%
PT Hanjaya Mandala Sampoerna Tbk	720,900	391,023
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	18,600	289,230

Total Indonesia		680,253

Israel—0.9%
Bank Hapoalim, Ltd.	64,400	171,266

Mexico—7.5%
America Telecom SA de CV,
Series A1 Shares (a)	64,100	123,387
Cemex SA de CV Sponsored ADR	2,904	84,506
Fomento Economico Mexicano SA
de CV Sponsored ADR	3,510	160,898
Grupo Televisa SA Sponsored ADR	4,200	190,134
Kimberly-Clark de Mexico SA de CV,
Series A Shares	51,300	139,671
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	14,900	495,723
Urbi, Desarrollos Urbanos, SA de CV	50,800	163,857

Total Mexico		1,358,176

Peru—0.9%
Credicorp, Ltd.	13,000	169,000

Philippines—0.9%
Philippine Long Distance
Telephone Co. Sponsored ADR (a)	7,600	158,536

Russia—1.5%
LUKOIL Sponsored ADR	1,320	137,940
Wimm-Bill-Dann Foods OJSC ADR (a)	9,100	126,945

Total Russia		264,885

South Africa—13.0%
ABSA Group, Ltd	56,000	459,736
Harmony Gold Mining Co., Ltd.
Sponsored ADR	19,400	205,446
Impala Platinum Holdings, Ltd.	3,500	265,363
Kumba Resources, Ltd.	28,000	148,738
Old Mutual PLC	168,000	319,140
Sanlam, Ltd.	95,300	134,998
Sappi, Ltd.	21,400	326,223
Sasol, Ltd.	15,300	236,682
Steinhoff International Holdings, Ltd.	192,703	259,016

Total South Africa		2,355,342

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (concluded)
June 30, 2004 (unaudited)

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
(concluded)
South Korea—20.9%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (c)	10,400	$248,872
Hite Brewery Co., Ltd	2,400	170,316
Hyundai Motor Co.	4,800	184,647
Kookmin Bank (a)	16,990	527,859
KT Corp. Sponsored ADR	18,790	338,972
LG Chem, Ltd.	3,200	108,282
LG Electronics, Inc.	2,900	137,533
LG Household & Health Care, Ltd.	7,900	225,275
POSCO ADR	9,840	329,738
Samsung Electronics Co., Ltd.
GDR (c)	3,376	694,612
Samsung Fire & Marine
Insurance Co., Ltd.	3,642	232,924
Samsung SDI Co., Ltd.	1,660	174,548
SK Telecom Co., Ltd.	1,200	197,317
SK Telecom Co., Ltd. ADR	10,945	229,736

Total South Korea		3,800,631

Taiwan—7.2%
Advantech Co., Ltd.	109,330	222,625
Chinatrust Financial Holding Co., Ltd.	166,770	185,906
Compal Electronics, Inc.	53,450	57,994
Compal Electronics, Inc. GDR	13,502	73,721
Fubon Financial Holding Co., Ltd.	240,000	209,037
Hon Hai Precision Industry Co., Ltd.	80,782	300,171
United Microelectronics Corp. (a)	191,733	142,489
United Microelectronics Corp.
ADR (a)	29,093	125,390

Total Taiwan		1,317,333

Thailand—1.2%
Delta Electronics (Thailand) PCL	244,800	138,911
Thai Union Frozen Products PCL	140,900	69,614

Total Thailand		208,525

Turkey—1.0%
Akbank TAS	51,901,750	188,861

Venezuela—1.5%
Compania Anonima Nacional
Telefonos de Venezuela ADR	13,085	263,663

Total Common Stocks
(Identified cost $14,894,095)		16,449,026

Preferred Stocks—6.5%
Brazil—6.5%
Caemi Mineracao e Metalurgia SA (a)	802,000	305,573
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR	7,000	121,100
Companhia de Bebidas das
Americas ADR	9,070	182,035
Companhia Paranaense de
Energia-Copel Sponsored ADR	56,700	183,708
Telemar Norte Leste SA	14,165,000	243,325
Usinas Siderurgicas de Minas
Gerais SA	14,100	146,600

Total Brazil		1,182,341

Total Preferred Stocks
(Identified cost $1,087,846)		1,182,341

	Principal
	Amount
	(000)

Repurchase Agreement—2.9%
State Street Bank and Trust Co.,
1.20%, 07/01/04
(Dated 06/30/04, collateralized by
$545,000 United States Treasury
Note, 2.50%, 05/31/06, with a
value of $543,638)
(Identified cost $531,000)	$531	531,000

Total Investments
(Identified cost $16,512,941) (b)	99.9%	$18,162,367
Cash and Other Assets in Excess
of Liabilities	0.1	24,390

Net Assets	100.0%	$18,186,757

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments
June 30, 2004 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Portfolio	Cost	Appreciation	Depreciation	Appreciation

Retirement Equity	$4,003,874	$614,459	$25,386	$589,073
Retirement Small Cap	80,245,073	10,966,975	2,159,634	8,807,341
Retirement International Equity	155,507,822	14,302,549	2,440,484	11,862,065
Retirement Emerging Markets	16,512,941	2,295,898	646,472	1,649,426

(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

Security Abbreviations:

ADR —American Depositary Receipt
GDR—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments (concluded)
June 30, 2004 (unaudited)

Portfolio holdings by industry, for those Portfolios previously presented by country:

	Lazard Retirement	Lazard Retirement
	International Equity	Emerging Markets
	Portfolio	Portfolio

INDUSTRY
Aerospace & Defense	—%	1.5%
Apparel & Textiles	—	0.3
Automotive	2.7	1.9
Banking	19.7	9.4
Brewery	1.1	2.8
Broadcasting	—	1.0
Building & Construction	1.4	1.4
Chemicals	3.4	2.1
Computers & Business Equipment	—	5.0
Diversified	5.0	—
Drugs & Health Care	9.3	3.2
Electronics	4.7	7.8
Financial Services	3.9	6.2
Food & Beverages	2.7	1.2
Forest & Paper Products	1.1	2.6
Household Products & Home Furnishings	—	3.6
Insurance	5.6	3.8
Metals & Mining	1.6	8.5
Oil & Gas	10.9	8.1
Real Estate	1.3	—
Retail	2.9	0.7
Semiconductors & Components	1.0	—
Shipping	—	1.4
Steel	—	2.6
Telecommunications	10.9	15.7
Tobacco	2.3	3.2
Transportation	1.1	2.0
Utilities	4.6	1.0

Subtotal	97.2	97.0
Repurchase Agreements	3.8	2.9

Total Investments	101.0%	99.9%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Assets and Liabilities
June 30, 2004 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$4,592,947	$89,052,414	$167,369,887	$18,162,367
Cash	96	255	655	199
Foreign currency	—	—	34,822	52,566
Receivables for:
Investments sold	2,774	513,914	1,714,221	222,884
Dividends and interest	3,822	60,932	328,232	46,589
Capital stock sold	13,003	29,576	8,214	—
Due from Investment Manager	4,620	—	—	—

Total assets	4,617,262	89,657,091	169,456,031	18,484,605

LIABILITIES
Payables for:
Investments purchased	14,477	1,012,620	3,478,623	203,634
Capital stock repurchased	1,347	58,905	678	35,346
Management fees	—	52,105	99,226	3,351
Accrued distribution fees	935	17,330	32,780	3,709
Accrued directors’ fees	75	1,270	2,235	273
Other accrued expenses and payables	22,945	35,068	56,810	51,535

Total liabilities	39,779	1,177,298	3,670,352	297,848

Net assets	$4,577,483	$88,479,793	$165,785,679	$18,186,757

NET ASSETS
Paid in capital	$4,795,965	$74,356,178	$154,077,915	$15,962,415
Undistributed (distributions in excess of)
investment income—net	38,695	(67,231)	2,034,232	282,309
Unrealized appreciation (depreciation) on:
Investments—net	589,073	8,807,341	11,862,065	1,649,426
Foreign currency—net	—	—	(1,823)	(1,370)
Accumulated undistributed realized gain (loss)—net	(846,250)	5,383,505	(2,186,710)	293,977

Net assets	$4,577,483	$88,479,793	$165,785,679	$18,186,757

Shares of capital stock outstanding*	454,711	5,681,420	15,832,350	1,710,571
Net asset value, offering and redemption price per share	$10.07	$15.57	$10.47	$10.63
Cost of investments in securities	$4,003,874	$80,245,073	$155,507,822	$16,512,941
Cost of foreign currency	$—	$—	$35,262	$53,073

*$0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Operations
For the six months ended June 30, 2004 (unaudited)

			Lazard	Lazard
	Lazard	Lazard	Retirement	Retirement
	Retirement	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Interest	$553	$16,742	$26,652	$4,558
Dividends	39,369	407,741	2,272,918	276,266

Total investment income*	39,922	424,483	2,299,570	280,824

Expenses:
Management fees	17,753	310,761	563,244	92,552
Administration fees	19,198	26,985	33,719	20,575
Distribution fees	5,918	103,587	187,748	23,138
Custodian fees	17,845	41,794	117,437	69,513
Professional services	14,045	24,075	32,189	15,721
Shareholders’ services	6,827	7,348	6,756	6,723
Shareholders’ reports	220	3,674	6,468	796
Directors’ fees and expenses	131	2,234	3,922	485
Other	395	1,492	2,299	558

Total expenses—gross	82,332	521,950	953,782	230,061
Management fees waived and expenses reimbursed	(43,240)	(4,359)	(15,078)	(72,619)
Administration fees waived	(9,375)	—	—	(9,375)
Expense reductions	(128)	(93)	(32)	—

Total expenses—net	29,589	517,498	938,672	148,067

Investment income (loss)—net	10,333	(93,015)	1,360,898	132,757

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY—NET
Realized gain (loss) on:
Investments—net**	219,673	8,562,344	7,780,866	1,304,733
Foreign currency—net	—	—	(139,318)	(16,307)
Change in net unrealized appreciation (depreciation) on:
Investments—net	(43,646)	(3,865,088)	(8,208,268)	(1,808,856)
Foreign currency—net	—	—	(13,231)	(1,296)

Realized and unrealized gain (loss) on
investments and foreign currency—net	176,027	4,697,256	(579,951)	(521,726)

Net increase (decrease) in net assets resulting
from operations	$186,360	$4,604,241	$780,947	$(388,969)

*Net of foreign withholding taxes of	$166	$670	$303,539	$26,515

**Net of foreign capital gains taxes of	$—	$—	$—	$39,052

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	Equity Portfolio		Small Cap Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2004	December 31,	June 30, 2004	December 31,
	(unaudited)	2003	(unaudited)	2003

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$10,333	$28,647	$(93,015)	$18,430
Realized gain (loss) on investments and
foreign currency—net	219,673	(92,184)	8,562,344	686,179
Change in unrealized appreciation (depreciation)—net	(43,646)	902,615	(3,865,088)	17,431,107

Net increase (decrease) in net assets resulting
from operations	186,360	839,078	4,604,241	18,135,716

Distributions to shareholders:
From investment income—net	—	(27,594)	—	—

Net decrease in net assets resulting from distributions	—	(27,594)	—	—

Capital stock transactions:
Net proceeds from sales	569,700	1,551,110	14,272,824	26,651,205
Net proceeds from reinvestment of distributions	—	27,594	—	—
Cost of shares redeemed	(769,233)	(1,549,867)	(7,032,776)	(15,604,009)

Net increase (decrease) in net assets from
capital stock transactions	(199,533)	28,837	7,240,048	11,047,196

Total increase (decrease) in net assets	(13,173)	840,321	11,844,289	29,182,912
Net assets at beginning of period	4,590,656	3,750,335	76,635,504	47,452,592

Net assets at end of period*	$4,577,483	$4,590,656	$88,479,793	$76,635,504

Shares issued and repurchased:
Shares outstanding at beginning of period	474,564	477,899	5,208,046	4,426,956

Shares sold	57,618	183,710	938,121	2,115,827
Shares issued to shareholders from reinvestment
of distributions	—	3,146	—	—
Shares repurchased	(77,471)	(190,191)	(464,747)	(1,334,737)

Net increase (decrease)	(19,853)	(3,335)	473,374	781,090

Shares outstanding at end of period	454,711	474,564	5,681,420	5,208,046

*Includes undistributed (distributions in excess of)
investment income—net	$38,695	$28,362	$(67,231)	$25,784

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2004	December 31,	June 30, 2004	December 31,
	(unaudited)	2003	(unaudited)	2003

Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$1,360,898	$974,620	$132,757	$173,586
Realized gain (loss) on investments and
foreign currency—net	7,641,548	(280,978)	1,288,426	725,996
Change in unrealized appreciation (depreciation)—net	(8,221,499)	22,845,803	(1,810,152)	3,845,344

Net increase (decrease) in net assets resulting
from operations	780,947	23,539,445	(388,969)	4,744,926

Distributions to shareholders:
From investment income—net	—	(277,086)	—	(6,053)

Net decrease in net assets resulting from distributions	—	(277,086)	—	(6,053)

Capital stock transactions:
Net proceeds from sales	35,474,791	63,763,176	4,841,098	7,220,084
Net proceeds from reinvestment of distributions	—	277,085	—	6,053
Cost of shares redeemed	(913,371)	(5,772,339)	(2,202,600)	(3,993,091)

Net increase (decrease) in net assets from
capital stock transactions	34,561,420	58,267,922	2,638,498	3,233,046

Total increase (decrease) in net assets	35,342,367	81,530,281	2,249,529	7,971,919
Net assets at beginning of period	130,443,312	48,913,031	15,937,228	7,965,309

Net assets at end of period*	$165,785,679	$130,443,312	$18,186,757	$15,937,228

Shares issued and repurchased:
Shares outstanding at beginning of period	12,557,244	6,029,034	1,485,424	1,134,215

Shares sold	3,361,853	7,205,275	434,248	846,872
Shares issued to shareholders from reinvestment
of distributions	—	30,822	—	711
Shares repurchased	(86,747)	(707,887)	(209,101)	(496,374)

Net increase (decrease)	3,275,106	6,528,210	225,147	351,209

Shares outstanding at end of period	15,832,350	12,557,244	1,710,571	1,485,424

*Includes undistributed (distributions in excess of)
investment income—net	$2,034,232	$673,334	$282,309	$149,552

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/04†	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$9.67	$7.85	$9.38	$10.20	$11.53	$11.05

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06	0.06	0.06	0.07	0.06
Net realized and unrealized gain (loss)	0.37	1.82	(1.58)	(0.82)	(0.10)	0.83

Total from investment operations	0.40	1.88	(1.52)	(0.76)	(0.03)	0.89

Less distributions from:
Net investment income	—	(0.06)	(0.01)	(0.06)	(0.07)	(0.06)
Net realized gains	—	—	—	—	(1.23)	(0.35)

Total distributions	—	(0.06)	(0.01)	(0.06)	(1.30)	(0.41)

Net asset value, end of period	$10.07	$9.67	$7.85	$9.38	$10.20	$11.53

Total Return (a)	4.14%	24.01%	(16.25)%	(7.47)%	(0.09)%	8.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,577	$4,591	$3,750	$5,015	$3,232	$2,835
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.33%
Gross expenses (c)	3.48%	3.89%	3.74%	3.25%	5.07%	5.63%
Net investment income (loss) (c)	0.44%	0.73%	0.58%	0.63%	0.74%	0.42%
Portfolio turnover rate	33%	56%	94%	141%	133%	35%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/04†	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$14.71	$10.72	$13.08	$11.75	$9.82	$9.52

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	— (b)	0.01	0.01	0.03	0.02
Net realized and unrealized gain (loss)	0.88	3.99	(2.32)	2.15	2.03	0.46

Total from investment operations	0.86	3.99	(2.31)	2.16	2.06	0.48

Less distributions from:
Net investment income	—	—	—	(0.01)	(0.03)	(0.02)
Net realized gains	—	—	(0.05)	(0.82)	(0.10)	(0.16)

Total distributions	—	—	(0.05)	(0.83)	(0.13)	(0.18)

Net asset value, end of period	$15.57	$14.71	$10.72	$13.08	$11.75	$9.82

Total Return (a)	5.85%	37.22%	(17.68)%	18.63%	21.05%	5.13%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,480	$76,636	$47,453	$42,164	$15,205	$2,709
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.32%
Gross expenses (c)	1.26%	1.37%	1.42%	1.67%	2.76%	7.31%
Net investment income (loss) (c)	(0.22)%	0.03%	(0.17)%	0.09%	0.42%	0.16%
Portfolio turnover rate	51%	78%	108%	78%	67%	73%
†	Unaudited.

(a)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.

(b)	Amount is less than $0.01 per share.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/04†	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$10.39	$8.11	$9.09	$12.01	$13.49	$11.23

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.05	0.01	0.10	0.08
Net realized and unrealized gain (loss)	0.01	2.27	(1.02)	(2.90)	(1.40)	2.32

Total from investment operations	0.08	2.31	(0.97)	(2.89)	(1.30)	2.40

Less distributions from:
Net investment income	—	(0.03)	(0.01)	— (b)	(0.08)	(0.07)
Net realized gains	—	—	—	(0.03)	(0.10)	(0.07)

Total distributions	—	(0.03)	(0.01)	(0.03)	(0.18)	(0.14)

Net asset value, end of period	$10.47	$10.39	$8.11	$9.09	$12.01	$13.49

Total Return (a)	0.77%	28.52%	(10.71)%	(24.06)%	(9.62)%	21.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$165,786	$130,443	$48,913	$32,311	$20,937	$6,308
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.31%
Gross expenses (c)	1.27%	1.40%	1.65%	1.94%	2.32%	12.94%
Net investment income (loss) (c)	1.81%	1.25%	0.98%	0.50%	0.72%	0.85%
Portfolio turnover rate	31%	38%	49%	58%	32%	22%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

	Six Months	Year Ended
	Ended
	6/30/04†	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net asset value, beginning of period	$10.73	$7.02	$7.17	$7.59	$11.01	$7.26

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.10	0.05	0.03	0.03	0.02
Net realized and unrealized gain (loss)	(0.16)	3.61	(0.16)	(0.42)	(3.12)	3.76

Total from investment operations	(0.10)	3.71	(0.11)	(0.39)	(3.09)	3.78

Less distributions from:
Net investment income	—	— (b)	(0.04)	(0.03)	(0.01)	(0.03)
Net realized gains	—	—	—	—	(0.32)	—

Total distributions	—	—	(0.04)	(0.03)	(0.33)	(0.03)

Net asset value, end of period	$10.63	$10.73	$7.02	$7.17	$7.59	$11.01

Total Return (a)	(0.93)%	52.94%	(1.50)%	(5.07)%	(28.07)%	52.09%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,187	$15,937	$7,965	$4,907	$4,789	$4,568
Ratios to average net assets:
Net expenses (c)	1.60%	1.60%	1.60%	1.60%	1.60%	1.64%
Gross expenses (c)	2.49%	2.96%	3.92%	4.21%	4.15%	9.59%
Net investment income (loss) (c)	1.43%	1.69%	0.95%	0.52%	0.42%	0.39%
Portfolio turnover rate	23%	41%	53%	63%	54%	45%
†	Unaudited.

(a)	Total returns reflect changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.

(b)	Amount is less than $0.01 per share.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Financial Statements
June 30, 2004 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of six no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other two Portfolios had not commenced operations as of June 30, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Securities not traded on the valuation date are valued at the last quoted bid price, except as described below.

Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC (the “Investment Manager”) determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities is not readily available, a Valuation Committee on the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their

Lazard Retirement Series, Inc.

Notes to Financial Statements (continued)
June 30, 2004 (unaudited)

market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2003, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2009	Expiring 2010

Equity	$88,896	$761,551
Small Cap	—	2,966,770
International Equity	2,886,750	5,759,225
Emerging Markets	—	399,206

Portfolio	Expiring 2011

Equity	$114,878
International Equity	468,181

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2003, the Equity Portfolio elected to defer net capital and currency losses of $2,452 arising between November 1, 2003 and December 31, 2003.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Management, Administrative and Distribution Agreements

The Fund has entered into an investment management agreement (the “Management Agreement”) with Lazard Asset Management LLC, a majority-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”). Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager a management fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

Lazard Retirement Series, Inc.

Notes to Financial Statements (concluded)
June 30, 2004 (unaudited)

Annual
Portfolio	Operating Expenses

Equity	1.25%
Small Cap	1.25
International Equity	1.25
Emerging Markets	1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive one half of the $37,500 fixed annual rate for each of the Equity and Emerging Markets Portfolios until each Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”) to serve as the distributor of each Portfolio’s shares and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

The Distributor provides each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the “Plan”) in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc. (“LFI”) and Lazard Global Total Return & Income Fund, Inc. (“LGI”) (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for each of the Lazard Funds also receives an annual fee of $5,000.

4. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2004 were as follows:

Portfolio	Purchases	Sales

Equity	$1,525,757	$1,718,055
Small Cap	48,875,619	40,671,768
International Equity	82,117,849	46,025,098
Emerging Markets	6,926,730	3,956,289

For the period ended June 30, 2004, brokerage commissions of $185 were paid to Lazard for portfolio transactions executed on behalf of the Small Cap Portfolio.

5. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and securities denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent a Portfolio invests in companies in emerging market countries it is exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

6. Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

On and after August 31, 2004, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Lazard Retirement Series, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (75)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (59)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (49)	Director	Retired President and Chief Executive Officer, BBDO New York, an
advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (73)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a
restaurant chain.

Interested Directors(3):

Charles Carroll (44)	President and Director	Managing Director and Deputy Chairman of Global Marketing of the
Investment Manager.

Norman Eig (63)	Chairman of the Board	Chairman of the Investment Manager since March 2004; previously Co-Chief
Executive Officer of the Investment Manager and Member of the Management
Committee of Lazard.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in April 1997, except that Mr. Carroll became a Director and President in June 2004, and serves as a Director for each of the Lazard Funds (total comprised of 15 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for LFI.

(3)	Mr. Carroll and Mr. Eig are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Vice President	Managing Director and General Counsel of the Investment Manager; from
	and Secretary	September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP,
	since April 2002	a law firm.

Stephen St. Clair (45)	Treasurer	Vice President of the Investment Manager.
since April 2003

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Investment Manager; from July 1999 to October
	since November 2002	2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds, except that Mr. Paul is not Vice President of LGI.

[This page intentionally left blank]

Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Auditors
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza	Tel 800-887-4929
	New York, NY 10112- 6300	www.LazardNet.com

RT03101

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

         Not Applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The Registrant has a Nominating Committee (the "Committee") of the
Board of Directors (the "Board"). The function of the Committee is to select and nominate all candidates for election to the Fund's Board. The Committee does not normally consider nominees recommended by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the
Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)   Not Applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not Applicable.

(b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAZARD RETIREMENT SERIES, INC.

By:      /s/ Norman Eig
         --------------
         Norman Eig
         Chief Executive Officer

Date:    August 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Norman Eig
         --------------
         Norman Eig
         Chief Executive Officer

Date:    August 20, 2004

By:      /s/ Stephen St. Clair
         ---------------------
         Stephen St. Clair
         Chief Financial Officer

Date:    August 20, 2004

                                  EXHIBIT INDEX

         (a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

         (b)      Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)